Exhibit 21.1

SUBSIDIARIES OF UMB FINANCIAL CORPORATION

December 31, 2017

Incorporation or

Name of EntityOrganization                Jurisdiction of

A.	Registrant and Parent Company

UMB Financial CorporationMissouri

B.	Subsidiaries of Registrant

1.	UMB Bank, n.a.United States

UMB Financial Corporation owns 100%

a.	UMB Bank & Trust, n.a.Missouri

UMB Bank, n.a. owns 100%

b.    UMB Capital CorporationMissouri

UMB Bank, n.a. owns 100%

c.	UMB Banc Leasing CorporationMissouri
UMB Bank, n.a. owns 100%

d.	UMB Trust Company of South DakotaSouth Dakota
UMB Bank, n.a. owns 100%

e.	UMB Insurance, Inc.Missouri
UMB Bank, n.a. owns 100%

f.	Kansas City Realty CompanyKansas
UMB Bank, n.a. owns 100%

1) UMB Realty Company, LLCDelaware
Kansas City Realty Company owns 100%

2) Kansas City Financial CorporationKansas
Kansas City Realty Company owns 100%

g. UMB Colorado Property, LLC	Colorado

UMB Bank, n.a. owns 100%

h.    Conifer Properties, LLCMissouriUMB Bank, n.a. owns 100%

i.     Marquette Business Credit, LLC*Delaware

             UMB Bank, n.a. owns 100%

1) Marquette Business Credit SPE I, LLCMinnesota

Marquette Business Credit, LLC owns 100%

*Also does business under the names of: (A) Park Cities Auditing and (B) Park Cities Verifications

j.     Marquette Transportation Finance, LLC*Missouri

UMB Bank, n.a. owns 100%

*Also does business under the name of Marquette Commercial Finance

k.    Meridian AZ Properties, LLCDelaware

UMB Bank, n.a. owns 100%

l.     9700, LLCVirginia

UMB Bank, n.a. owns 100%

m.   SB&T Assets, LLCTexas

UMB Bank, n.a. owns 100%

2.	United Missouri Insurance CompanyArizona
UMB Financial Corporation owns 100%

3.	UMBCDC, Inc.Missouri
UMB Financial Corporation owns 100%

4.	UMB Fund Services, Inc.Wisconsin
UMB Financial Corporation owns 100%

a.	UMB Distribution Services, LLCWisconsin

UMB Fund Services, Inc. owns 100%

5.	UMB Financial Services, Inc.Missouri
UMB Financial Corporation owns 100%

7.	Prairie Capital Management, LLCMissouri
UMB Financial Corporation owns 100%

8. UMB Management Equity Holdings, Inc.	Missouri
UMB Financial Corporation owns 100%

a.	UMB Management Equity PE I, LPMissouri

UMB Management Equity Holdings, Inc. owns 0.5%

b.    UMB Management Equity PE II, LPMissouri

UMB Management Equity Holdings, Inc. owns 0.5%

c.    UMB Management Equity HF, LPMissouri

UMB Management Equity Holdings, Inc. owns 0.5%

9. UMB Merchant Banc, LLC	Missouri

UMB Financial Corporation owns 100%

a.    UMB Management Equity PE I, LPMissouri

UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Private Equity III LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity III L.P.Delaware

             PCM Capital – Private Equity III LLC is

       general partner

2) PCM Capital – Credit Opportunities LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Credit Opportunities L.P.Delaware

               PCM Capital – Credit Opportunities LLC is

               general partner

3) PCM Capital – Woodford Co-Invest LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Woodford Co-Invest L.P.Delaware

               PCM Capital – Woodford Co-Invest LLC is

               general partner

4) PCM Capital – Private Equity IV LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity IV L.P.Delaware

               PCM Capital – Private Equity IV LLC is

               general partner

5) PCM Capital – Permian Co-Invest LLCDelaware

UMB Management Equity PE I, LP owns 100%

        a) Flint Hills Permian Co-Invest L.P.Delaware

              PCM Capital – Permian Co-Invest LLC is

               general partner

6) PCM Capital – CEC Opportunity II LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills CEC Opportunity II L.P.Delaware

PCM Capital – CEC Opportunity II LLC is

general partner

7) PCM Capital – Credit Opportunities II LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Credit Opportunities II L.P.Delaware

PCM Capital – Credit Opportunities II LLC

is general partner

8) PCM Capital – Kissner Co-Invest LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Kissner Co-Invest L.P.Delaware

PCM Capital – Kissner Co-Invest LLC

is general partner

9) PCM Capital – BH New Opportunity 2015 Co-Invest Delaware

Fund LLC

UMB Management Equity PE I, LP owns 100%

a)	Flint Hills BH New Opportunity 2015 Co-Invest Delaware

Fund L.P.

PCM Capital – BH New Opportunity Co-Invest 2015

Fund LLC is general partner

10) PCM Capital – Traverse Midstream Co-Invest LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Traverse Midstream Co-Invest L.P.Delaware

PCM Capital – Traverse Midstream Co-Invest

Fund LLC is general partner

11) PCM Capital – EMG Opportunity II LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills EMG Opportunity II L.P.Delaware

PCM Capital – EMG Opportunity II LLC

is general partner

12) PCM Capital – Venture Opportunities LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Venture Opportunities L.P.Delaware

PCM Capital – Venture Opportunities LLC

is general partner

13) PCM Capital – Credit Opportunities III LLCDelaware

UMB Management Equity PE I, LP owns 100%

a)	Flint Hills Credit Opportunities III L.P.Delaware

PCM Capital – Credit Opportunities III LLC

is general partner

14) PCM Capital – Permian Co-Invest II LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Permian Co-Invest IIL.P.Delaware

PCM Capital – SVB Venture LLC

is general partner

15) PCM Capital – BH New Opportunity 2016 Co-Invest Delaware

Fund LLC

UMB Management Equity PE I, LP owns 100%

16) PCM Capital – Private Equity V LLCDelaware

UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity V L.P.Delaware

PCM Capital – Private Equity V LLC

is general partner

b.    UMB Management Equity PE II, LPMissouri

UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Plains Co-Invest LLCDelaware

UMB Management Equity PE II, LP owns 100%

a) Flint Hills Plains Co-Invest L.P.Delaware

              PCM Capital – Plains Co-Invest LLC is

               general partner

2) PCM Capital – UTICA Co-Invest LLCDelaware

UMB Management Equity PE II, LP owns 100%

a) Flint Hills UTICA Co-Invest L.P.Delaware

               PCM Capital – UTICA Co-Invest LLC is

               general partner

3) PCM Capital – AEP Co-Invest LLCDelaware

UMB Management Equity PE II, LP owns 100%

a) Flint Hills AEP Co-Invest L.P.Delaware

               PCM Capital – AEP Co-Invest LLC is

               general partner

4) PCM Capital – EMG Opportunity LLCDelaware

UMB Management Equity PE II, LP owns 100%

a) Flint Hills EMG Opportunity L.P.Delaware

               PCM Capital – EMG Opportunity LLC is

               general partner

5) PCM Capital – Founders LLCDelaware

UMB Management Equity PE II, LP owns 100%

a) Flint Hills Founders L.P.Delaware

               PCM Capital – Founders LLC is

               general partner

c.    UMB Management Equity HF, LPMissouri

UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Concentrated Global L/S Equity LLCDelaware

UMB Management Equity HF, LP owns 100%

a) Flint Hills Concentrated Global L/S Equity L.P.Delaware

PCM Capital – Concentrated Global L/S

Equity LLC is general partner

2) PCM Capital – Diversified Strategies LLCDelaware

UMB Management Equity HF, LP owns 100%

a) Flint Hills Diversified Strategies L.P.Delaware

       PCM Capital – Diversified Strategies LLC is

general partner

3) PCM Capital – Long/Short Equity LLCDelaware

UMB Management Equity HF, LP owns 100%

a) Flint Hills Long/Short Equity L.P.Delaware

      PCM Capital – Long/Short Equity LLC is

     general partner

4) PCM Capital – Activist Strategies LLCDelaware

UMB Management Equity HF, LP owns 100%

a) Flint Hills Activist Strategies L.P.Delaware

PCM Capital – Activist Strategies LLC is

general partner

d.    PCM Capital – Managed Equity Fund I LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Managed Equity Fund I, L.P.Delaware

      PCM Capital – Managed Equity Fund I LLC is

      general partner

e.    PCM Capital – Private Equity Co-Investment I LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity Co-Investment I L.P.Delaware

      PCM Capital – Private Equity Co-Investment I LLC

      is general partner

f.    PCM Capital – Private Equity LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity L.P.Delaware

             PCM Capital – Private Equity LLC is

       general partner

g.    PCM Capital – Private Equity II LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity II L.P.Delaware

             PCM Capital – Private Equity II LLC is

       general partner

h.    PCM Capital – Select Managers Fund LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Select Managers Fund L.P.Delaware

        PCM Capital – Select Managers Fund LLC is

        general partner

i.    PCM Capital – Spartan Co-Invest LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Spartan Co-Invest L.P.Delaware

               PCM Capital – Spartan Co-Invest LLC is

        general partner

j.    PCM Capital – Strategic Small Mid Cap LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Strategic Small Mid Cap L.P.Delaware

        PCM Capital – Strategic Small Mid Cap LLC is

               general partner

k.    PCM Capital – Tech Investments LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills Tech Investments L.P.Delaware

               PCM Capital – Tech Investments LLC is

               general partner

l.    PCM Capital – SQ Opportunity LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills SQ Opportunity L.P.Delaware

               PCM Capital – SQ Opportunity LLC is

               general partner

m.    PCM Capital – CEC Opportunity LLCDelaware

UMB Merchant Banc, LLC owns 100%

1) Flint Hills CEC Opportunity L.P.Delaware

               PCM Capital – CEC Opportunity LLC is

               general partner